UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2017, PositiveID Corporation (the “Company”) entered into a Stock Purchase Agreement (“SPA”) with E-N-G Mobile Systems, Inc., a California corporation and the Company’s wholly-owned subsidiary (“ENG”), and Holdings ENG, LLC, a Florida limited liability company and an affiliate of East West Resources Corporation (the “Purchaser”), pursuant to which (i) the Company sold 49%, or two hundred ninety nine (299) shares of Series A Convertible Preferred Stock (the “Purchased Shares”), of ENG, (ii) the Company granted Purchaser an option to purchase up to an additional 10%, or sixty (60) shares of Series A Convertible Preferred Stock, of ENG (the “Option Shares”) and (iii) ENG, pursuant to a stock option agreement (the “Stock Option Agreement”), granted Purchaser an option to purchase 1%, or three (3) shares of Series A Convertible Preferred Stock, of ENG (collectively, the “Transaction”). The Company received one million four hundred ninety-five thousand dollars ($1,495,000.00) or $5,000.00 per share of Series A Convertible Preferred Stock, in exchange for the Purchased Shares. The exercise price payable to the Company for each Option Share is five thousand dollars ($5,000.00) (subject to adjustment) for a total of up to three hundred thousand dollars ($300,000.00).

Immediately prior to the closing of the Transaction, ENG effected a recapitalization so that there are two classes of its stock as follows: (i) 2,000 authorized shares of common stock, $0.001 par value, with 241 shares, issued and outstanding and held by the Company; and (ii) 1,000 authorized shares of Series A Convertible Preferred Stock, $0.001 par value (the “Series A Convertible Stock”), with 359 shares of Series A Convertible Stock issued and outstanding and held by the Company prior to the closing of the Transaction.

A summary of the Series A Convertible Stock of ENG is set forth below:

Voting and Protective Provisions. The Series A Convertible Stock shall vote together with the common stock of ENG, except as required by law. The Series A Convertible Stock contain protect provisions such that the vote of a majority of the outstanding shares of Series A Stock is required to engage in certain acts, including (i) file a petition in bankruptcy; (ii) create, authorize, authorize the creation of, issue or sell any equity security, any security convertible into or exercisable for any equity security or option; (iii) permit any consolidation, reorganization or merger of ENG with or into any other person; (iv) acquire all or substantially all of the properties, assets or capital stock of any other corporation or entity; (v) sell, lease or otherwise dispose of assets or properties of ENG in an aggregate amount in excess of $100,000 in any calendar year, other than in the ordinary course of business; (vi) grant any lien on or security interest in any of ENG’s assets other than in the ordinary course of business; (vii) incur any indebtedness for borrowed funds, excluding any draws on any line of credit in the ordinary course of business; (viii) create or authorize the creation of any debt security; (ix) approve or execute any contract, agreement or lease giving rise to a financial commitment or obligation of ENG other than in the ordinary course of business; (x) purchase or redeem or pay any dividend on any capital stock, make any distribution or authorize a stock split or split-up; (xi) increase or decrease the size of the Board of Directors of ENG; (xii) create, or authorize the creation of, a subsidiary; (xiii) make any loan or advance to any person, except advances in the ordinary course of business; (xiv) guarantee any indebtedness except for trade accounts of ENG arising in the ordinary course of business; (xv) make any investment inconsistent with any investment policy approved by the Board of Directors of ENG; (xvi) enter into or be a party to any transaction with (A) any director, officer or employee of ENG or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such person or (B) any “affiliate” (as defined in Rule 12b-2 promulgated under the Exchange Act); (xvii) change the principal business of ENG, enter new lines of business, or exit the current line of business; (xviii) sell, assign, license, pledge or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business; (xix) amend the Articles of Incorporation or the Bylaws of ENG (xx) purchase, option or otherwise acquire any real property or any interest therein; (xxi) dissolve, wind-up or cease operations of ENG; or (xxii) enter into any corporate strategic relationship, joint venture or partnership.

Dividends. Dividends may not be declared on any class of stock unless paid pro rata on all classes of stock.

Liquidation. Upon on any liquidation, dissolution or winding up of ENG, after payment or provision for payment of debts and other liabilities of ENG, before any distribution or payment is made to the holders common stock or any junior securities, the holders of Series A Convertible Stock shall first be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount equal to $5,000 per share (subject to adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Convertible Stock), plus any dividends declared but unpaid on such shares. The occurrence of a merger or consolidation or sale of substantially all of the assets of ENG shall be deemed to be a liquidation of ENG.

In connection with the Transaction, the Company entered into a Stockholders Agreement, dated June 12, 2017, with Purchaser and ENG (the “Stockholders Agreement”), which sets forth certain rights and obligations of the Company, Purchaser and ENG, respectively, relating to the Company and Purchaser’s ownership of ENG’s capital stock.

In addition, in connection with the Transaction, the Company entered into an Executive Services Agreement, dated June 12, 2017, with Purchaser and Mr. Lyle Probst, the Company’s President (the “Executive Services Agreement”), pursuant to which the Company has agreed to provide ENG the services of Mr. Probst to continue to act as President of ENG (the “Services”). As compensation for the Services, ENG will pay the Company nine thousand five hundred twenty-five dollars ($9,525) per month.

The foregoing description of the terms of the SPA, the Stockholders Agreement, the Executive Services Agreement, and the Stock Option Agreement does not purport to be complete and is qualified in its entirety by the complete text of the documents attached as, respectively, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On June 14, 2017, the Company issued a press release announcing the Transaction. The press release furnished herewith as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated as of June 12, 2017, between PositiveID Corporation, Holdings ENG, LLC and E-N-G Mobile Systems, Inc.
10.2	Stockholders Agreement, dated as of June 12, 2017, between PositiveID Corporation, Holdings ENG, LLC and E-N-G Mobile Systems, Inc.
10.3	Executive Services Agreement, dated as of June 12, 2017, between PositiveID Corporation, Lyle Probst and E-N-G Mobile Systems, Inc.
10.4	Stock Option Agreement, dated as of June 12, 2016, between E-N-G Mobile Systems, Inc. and Holdings ENG, LLC.
99.1	Press Release dated June 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: June 14, 2017	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer